SOUTHERN HOSPITALITY

DEVELOPMENT CORPORATION









WHEN YOU'RE HERE, YOU'RE HOME!

INVESTOR SNAPSHOT

INVESTOR FACT SHEET

Southern Hospitality Development Corp (SHDC) is the first official licensed franchisee of the Southern Hospitality BBQ brand of restaurants conceptualized & located in New York City. Southern Hospitality strives to provide guests with fresh, high quality southern inspired food complimented with an appealing selection of popular micro-brews on tap, an immense list of bottled beers and an extensive variety of over 100 bourbons in a hip and high energy environment. The exceptional Memphis-style barbeque, savory dry-rubbed spare ribs, sweet and saucy baby-back ribs and other sensational southern-style dishes like crispy fried pickles and creamy cheddar grits are all menu items which are unique in today's upscale casual restaurants.

SHDC plans to build the business by introducing its food, beverage & service strategies in locations traditionally vibrant with a history of attracting a wide range clientele including persons interested in quality food, night-life and entertainment. It is SHDC's hope that its distinctive barbeque concept, combined with its unparalleled commitment to service and hospitality will appeal to a wide range of users.

Corporate Name:	**Southern Hospitality Development Corporation**
Ticker Symbol:	**RIBS (OTCQB)**
Share Price:	**$2.75 (COB 2/15/13)**
Shares Outstanding:	**7.5M Common**
Market Cap:	**$20.6M**
Transfer Agent:	**Corporate Stock Transfer**
Law Firm:	**Burns, Figa & Will, P.C.**
Audit Firm:	**GHP Horwath, P.C.**
Management:	**Steve Cominsky, CEO**
	Gary Tedder, President
	AMHC Managed Services, Inc., Chief Financial Officer
	David Lavigne, Secretary & Treasurer
Board Members:	**J.W. Roth, Chairman of the Board**
	Steve Cominsky, Director
	Gary Tedder, Director


SCHLITZ

Corporate Office:
Southern Hospitality Development Corp.
2 N. Cascade Ave., Suite 1400
Colorado Springs, CO 80903
T: (877) 265-5821

Transfer Agent:
Corporate Stock Transfer
3200 Cherry Creek Dr. S, Suite 430
Denver, CO 80209
T: (303) 282-4800

FINANCIAL PROJECTIONS

CONSOLIDATED SOUTHERN HOSPITALITY DEVELOPMENT CORPORATION

	Jan 2013	Feb 2013	Mar 2013	Apr 2013	May 2013	June 2013	Jul 2013	Aug 2013	Sept 2013	Oct 2013	Nov 2013	Dec 2013	Total 2013	Single Store Full Year	Single Store Full Year
Total Restaurant Sales	-	-	372,054	324,961	324,961	411,008	328,961	409,085	700,307	725,581	1,199,081	1,033,521	5,829,520	4,000,000	5,000,000
Cost of Goods Sold	-	-	112,485	84,407	82,476	101,883	79,306	97,883	200,461	193,246	342,377	254,305	1,548,828	968,000	1,214,500
Gross Profit	-	-	259,570	240,554	242,485	309,125	249,655	311,202	499,846	532,336	856,705	779,216	4,280,693	3,032,000	3,785,500
Store Payroll	-	-	127,547	106,941	106,384	130,889	104,711	129,885	206,540	207,824	337,614	295,840	1,754,174	1,275,300	1,425,800
Operating Expenses	-	-	44,094	38,265	38,465	48,832	39,065	48,831	74,903	80,963	127,079	114,703	655,200	496,800	588,800
Store Opening Costs	57,059	77,059	-	-	-	-	87,500	131,250	87,500	43,750	-	-	484,118	N/A	N/A
Corporate and Administrative	130,011	122,350	114,850	120,975	108,475	100,975	108,475	100,975	100,975	108,975	121,475	100,975	1,339,486	N/A	N/A
Total Operating Expenses	187,070	199,409	286,491	266,181	253,324	280,696	339,751	410,941	469,918	441,512	586,168	511,518	4,232,978	1,772,100	2,014,600
Net Operating Income	(187,070)	(199,409)	(26,921)	(25,627)	(10,839)	28,429	(90,096)	(99,739)	29,928	90,824	270,537	267,698	47,715	1,259,900	1,770,900
Occupancy Expenses	-	-	26,577	23,624	23,624	29,530	23,624	29,530	64,708	67,661	119,016	105,792	513,686	307,300	491,800
Franchise Fees	-	-	18,603	16,248	16,248	20,550	16,448	20,454	25,165	26,429	37,792	31,976	229,912	100,000	125,000
EBITDA	(187,070)	(199,409)	(72,101)	(65,499)	(50,711)	(21,651)	(130,168)	(149,723)	(59,945)	(3,266)	113,730	129,930	(695,883)	852,600	1,154,100
Other Expenses:															
Interest Expense	12,860	12,860	12,860	12,860	12,860	12,860	12,860	12,860	12,860	12,860	12,860	12,860	154,319	N/A	N/A
Total Other Expense	12,860	12,860	12,860	12,860	12,860	12,860	12,860	12,860	12,860	12,860	12,860	12,860	154,319	N/A	N/A
Net (Loss) Income Before Taxes	(199,930)	(212,269)	(84,960)	(78,359)	(63,571)	(34,511)	(143,028)	(162,583)	(72,805)	(16,126)	100,870	117,070	(850,202)	852,600	1,154,100

Note (1): The above financials assume a purchase of the Denver store or a portion thereof.
Note (2): The above financials assume an open date of Store 1 on 3/1/2013, Store 2 on 9/1/2013 and Store 3 on 11/1/2013.

2013 stands to be the year where we believe the value of the enterprise will be realized through both the store level profitability performance as well as the impact of a solid store expansion strategy, as demonstrated by:

- Plan to open three stores in 2013.
- Anticipate to be cash flow positive by fourth quarter of 2013.
- Validate individual store EBITDA targets at approximately 20% on a run rate of $4 million in sales for store #1 and $5 million in sales for stores #2 and #3.
- The current model store located in Hells Kitchen in New York City is producing over $6 million in sales in one of the most competitive restaurant districts in the world.
- The model store has experienced quarter over quarter sales increases since inception.
- Strategic deployment and coordination of press releases, press conferences, interviews, public appearances, postings, blogs, tweets, etc. designed to maximize awareness and align traditional media with social/mobile media.







Overview

Southern Hospitality's iconic brand is reflected in the Denver Restaurant located at 1433 17th Street in the historic St. Elmo's Hotel in the downtown area.

Co-created by Justin Timberlake, Eytan Sugarman and Trace Ayala. The restaurant concept, including several menu items such as Grandma's Bourbon pecan pie, Memphis dry rub ribs, etc., was inspired by Justin's childhood and family roots. The menu is a classic collection of Southern favorites, featuring award-winning barbeque.

Justin is one of the world's most recognized celebrities and his accomplishments span the entertainment gamut in music, TV and film, including 6 Grammys and 4 Emmy awards. He also has a fashion clothing line, William Rast and is known for his extensive national charity work.

Ryan Tedder, who is involved in the Hell's Kitchen store and is co-founder of Southern Hospitality Development Corporation, supports both the concept and the rollout strategy outlined herein. He is a writer, producer, lead vocalist and founder of the pop rock band OneRepublic. He is one of the most sought after writers and producers in the world and has been nominated for 8 Grammys. He won his first for Album of the Year: Adele 21, which has now passed the 25 million sales mark worldwide and 10 million in the US.

Justin and Ryan's social relevance is substantial, suggesting that public appearances, interviews, etc. will aid greatly in creating brand publicity and consumer awareness, both domestically and abroad.

Corporate Evolution and Strategies

Southern Hospitality Development Corporation (ticker symbol: RIBS) ("SHDC") evolved as a reverse merger between Southern Hospitality Franchisee Holding Corporation and Art Dimensions, Inc., becoming the first official licensed franchisee of Southern Hospitality BBQ Restaurants. The acquisition and Statement of Merger were filed and effective with the Colorado Secretary of State on November, 13, 2012. SHDC obtained the exclusive rights as the first and only official licensed franchisee to own and operate SH restaurants in and for the ownership and operation of up to 30 Southern Hospitality restaurants in the United States.

The company intends to locate our urban design restaurants, such as the Denver Flagship Store, in high profile cities and in or near traditional entertainment and night-life areas or near major tourist venues. This model was created to retrofit iconic and/or historic buildings, appealing to a large demographic.

Additionally, we have developed a free standing model, which will be focused more on a suburban demographic and geographically aligned with high traffic retail developments, such as regional malls, supported by sporting goods mega stores and proximate to major highways and/or large commerce corridors. We will be introducing this model and another possible brand concept: Bourbon Brothers Seafood & Chophouse in 2013

The ten initial target markets of the rollout strategy are: Denver, Colorado Springs, Longmont, Chicago, Little Rock, San Diego, Austin, Scottsdale, New Orleans and Atlanta. Additional front plate markets under consideration are: New Orleans, Palo Alto, Las Vegas, Boston and numerous NFL anchored cities.

The company opened its Denver restaurant on Feb. 21st and Colorado Springs, CO. (our first free standing store) will follow in early fall of this year. A third location is under negotiation and construction should commence late fall 2013. The fraternal twins strategy (free standing and historic buildings) amplifies our momentum going forward and creates a dynamic that will enhance our revenue model dramatically.

Our Concept

We believe that Southern Hospitality is more than a name and more than a restaurant. Southern Hospitality is a *feeling*: When you're here, you're home. In fact, we purpose to create a *third place* with our restaurants. First place is your home. Second place is where you work. *Third place* is where you choose to go frequently, eat great food, enjoy great music and lift a glass with those who want to share a similar experience.

The interiors of our restaurants are outfitted with Civil War era reclaimed barn wood, industrial lighting, highlighted by lyrics of classic Southern rock songs and a selection of comfortable and characteristic furnishings and fixtures that further define our unique brand. Guests are treated to a mix of songs reminiscent of great artists of the past and present and will often enjoy live acoustic sets from local talent. From time to time, a music artist, sports star or celebrity will drop by (perhaps accompanied by one of our co-creators) to enjoy the great food, service and ambience and maybe even perform a selection of songs or interact with the locals.

Our Bourbon Room, a below ground bar featuring an expansive selection of Bourbons and other libations, has become the place for celebrity gatherings, fund raising events and just an escape from the mundane or business grind. The Hell's kitchen location has hosted Derek Jeter's 3000th hit party, 1986 Mets reunion, Al Pacino's Merchant of Venice Tony Awards party, NY Yankees Alabama Tornado Relief event and countless others. Each store will have a Bourbon Room and promote similar events on an ongoing basis.



Our Food

At the end of the day, great food is what brings guests back time and again. Our restaurants will set the bar impossibly high, by serving a selection of great Southern comfort food classics, featuring award winning BBQ, unique appetizers and fabulous desserts. Even the kid's menu will contain items unique to our brand, while including nutritious, delicious standards. Our chefs and

operations team are dedicated to delivering an exceptional dining experience each and every time, serving hot food hot and cold food cold, while maintaining a level of service and attention to detail only experienced heretofore in a fine dining environment.

We will target the business and casual lunch crowd, enthusiastic happy hour, family friendly dining and late night social crowds, by providing access to our *third place* 11am-2am, every day. Our national menu will be supplemented by local favorites in each market, since "one size does not fit all" when it comes to varieties of sauces, rubs and preparations of southern comfort favorites and BBQ. This is just one of countless differentiators that create brand loyalty for SH.

Please visit our site: www.shdcrestaurants.com to preview the menu, ambience and other one-of-a-kind components that define us in each city and create a "brand crusher" dynamic universally. All of our rollout locations will have their own web site, while linking to our corporate site and to the extraordinary galaxy of social network platforms that support "driving butts to seats".

Management Bios

By this time, you have likely concluded that we are dedicated to create the greatest restaurant collection of the social media age. That goal is accomplished through the process of assembling what we consider to be one of the most viable management and operational teams available in the industry.

JW Roth, Chairman

JW Roth is the CEO and Co-Founder of Accredited Members Acquisition Corp., the parent company of AMHC Managed Services, Inc. JW is also an officer and director for AMHC Managed Services, Inc. Mr. Roth has been instrumental in financing several public and private companies representing over $100 million in financings, including; IMI Global, Inc. (WFCF), Sound Technologies, Aspen Bio (APPY), and Fear Creek Ranches.

Steve Cominsky, Chief Executive Officer

- Over 20 years experience in Executive Level restaurant operations and management.
- Steve most recently spearheaded the Brewery Division at CraftWorks Restaurants and Breweries Inc. (Gordon Biersch, Old Chicago, Denver Chop House) overseeing the state of Colorado with annual sales surpassing $30M.
- Steve honed his operational experience as Executive Managing Partner of the "Original" Rock Bottom Brewery in downtown Denver, as well as general manager in the Dallas, Houston and Milwaukee markets where he set numerous corporate sales records.

Steve has also served on the Board of Directors as HOPE Committee Chair for the CraftWorks Foundation, an internal charitable arm of the restaurant's community development group.

Gary Tedder, President

- Gary brings a wealth of experience from almost 40 years as an entrepreneur, business development director and executive leader for various companies, from real estate to entertainment and numerous emerging private and public companies.
- SHDC benefits directly from Gary's strategic relationships with professional and college sports teams as well as the March of Dimes and Lift Up America.
- Gary has an extensive track record in identifying emerging companies coupled with the experience to capitalize and launch new enterprises.

Gary is the father of Ryan Tedder, international music producer/writer/ performer and co-creator of Southern Hospitality Development Corporation.

AMHC Managed Services, Inc., Chief Financial Officer

SH has been contracted AMHC Managed Services, Inc. to oversee all CFO functions including, but not limited to, financial and accounting expertise, management expertise and necessary support for compliance under the securities laws with respect to public reports and registration statements.

Dave Lavigne, Secretary and Treasurer

Co-Founder of Accredited Members Acquisition Corp. and founder of Edgewater Research Partners, LLC. Dave has spent more than 25 years in the securities industry and his expertise includes creating research and analysis for retail and institutional clients and investment banking.

Victor Matthews, Master Chef

- 30 years as a distinguished Master Chef.
- Declared World Master Chef in 2009.
- Chef Matthews Culinary Schools will populate Southern Hospitality kitchens with the best talent in the industry.
- Leads product development, crafting sauces, rubs and menu items representative of the various BBQ regions.

Why you should consider partnering with Southern Hospitality

Why just be a patron of a great restaurant, when you can become an owner of the greatest restaurant collection of the social media age?

Our formula is simple: Have fun, make money, eat great food, sample over 100 bourbons. . . frequently and do it with your associates, friends and family.

WHEN YOU'RE HERE, YOU'RE HOME!


Historic St. Elmo Hotel est. 1896
new home of Southern Hospitality

BourbonBrothers

SEAFOOD & CHOPHOUSE

A Design Concept for Southern Hospitality


BourbonBrothers


MAIN DINING
MAIN DINING
SUNROOM
MAIN DINING
EXPO
KITCHEN
FOOD PREP/ STORAGE
ELEC
FREEZER
COOLER
STORAGE
TRASH ENCLOSURE
MAIN DINING
BAR
SUNROOM
HALL
WOMEN'S
MEN'S
SCULLERY
OFFICE
BEER COOLER
ENTRY
WAITING
HOST AREA
HALL
WAITING/ BAR PORCH
VESTIBULE
FRONT PORCH
BOURBON ROOM
CIGAR PATIO













2 N. Cascade Avenue, Suite 1400
Colorado Springs, CO 80903
(877) 265-5821
www.SHDCRestaurants.com